Critical Accounting Judgement	12 Months Ended
Dec. 31, 2023
Critical Accounting Judgement [Abstract]
CRITICAL ACCOUNTING JUDGEMENT

3. CRITICAL ACCOUNTING JUDGEMENT

The preparation of financial information in accordance with generally accepted accounting practice, in the case of the Group being International Financial Reporting Standards as issued by the IASB, requires the directors to make estimates and judgements that affect the reported amount of assets, liabilities, income and expenditure and the disclosures made in the consolidated financial statements. Such estimates and judgements must be continually evaluated based on historical experience and other factors, including expectations of future events.

The following are considered to be critical accounting estimates:

Share-based payments

The Group accounts for share-based payment transactions for employees in accordance with IFRS 2 Share-based Payment, which requires the measurement of the cost of employee services received in exchange for the options on our ordinary shares, based on the fair value of the award on the grant date.

The Company utilizes the Black-Scholes-Merton option pricing model as the most appropriate method for determining the estimated fair value of our share-based awards without market conditions. For performance-based options that include vesting conditions relating to the market performance of our ordinary shares, a Monte Carlo pricing model was used in order to reflect the valuation impact of price hurdles that have to be met as conditions to vesting.

The Company makes estimates as to the useful life of an option award, the expected price volatility of the underlying share, risk free interest rate for the term of the award and correlations and volatilities of the shares of peer group companies. The Company also makes estimates as to the vesting period for awards that have performance – based criteria.